Exhibit 10.1

Execution Version

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of August 7, 2023 by and among:

(1)	Gracell Biotechnologies Inc., an exempted company with limited liability incorporated in the Cayman Islands (the “Company”); and

(2)	each of the purchasers listed on Schedule I hereto (together the “Purchasers,” and each, a “Purchaser”).

The Company and the Purchasers are sometimes each referred to herein as a “Party” and collectively as the “Parties.” This Agreement, the Warrant (as defined below) and any agreements and documents that may be required to implement the transactions contemplated by this Agreement, are referred to herein as the “Transaction Documents.” The transactions contemplated under this Agreement and the Transaction Documents are collectively referred to herein as the “Transactions”.

W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers wish to purchase from the Company, (i) ordinary shares of the Company, par value US$0.0001 per share (“Ordinary Shares”) and (ii) a Warrant to purchase Ordinary Shares (the “Warrants” and the Ordinary Shares issuable upon exercise of the Warrants, the “Warrant Shares”), in substantially the form attached as Exhibit A hereto, in a private placement exempt from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Parties hereto agree as follows:

Article I

PURCHASE AND SALE

Section 1.1              Issuance, Sale and Purchase of Ordinary Shares and Warrants. Upon the terms and subject to the conditions of this Agreement, each Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue, sell and deliver to such Purchaser, at such Purchaser’s Closing (as defined below), that number of Ordinary Shares and related Warrants for the amount of consideration set forth opposite such Purchaser’s name on Schedule I hereto (such Purchaser’s “Purchase Price”), free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act or created by virtue of this Agreement). The Ordinary Shares issued to each Purchaser pursuant to this Agreement shall be referred to herein as such Purchaser’s “Purchased Shares”; the Warrants issued to each Purchaser pursuant to this Agreement shall be referred to herein as such Purchaser’s “Purchased Warrants”, the Purchased Shares and the Purchased Warrants are collectively referred to herein as the “Purchased Securities”, and the Purchased Securities and the Warrant Shares are collectively referred to herein as the “Securities”.

Section 1.2              Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Purchased Securities that appear on Schedule I that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Purchased Securities to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Purchased Securities such other Purchasers have agreed to purchase. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 1.3              Closing.

(a)            Closing. Subject to Section 1.4 and subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions precedent specified in Section 1.4, the closing (such Purchaser’s “Closing”) of the sale and purchase of a Purchaser’s Purchased Securities pursuant to Section 1.1 shall take place remotely via the electronic exchange of the closing documents and signatures on or as soon as possible after the date hereof or on such date and such other time as the Company and such Purchaser may mutually agree upon. The date and time of such Purchaser’s Closing are referred to herein as such Purchaser’s “Closing Date.” The Parties hereby acknowledge and agree that the Closing of each Purchaser is not conditional upon the Closing of any other Purchaser, and the Purchasers’ respective Closings may occur at different times.

(b)            Payment and Delivery. At a Purchaser’s Closing, such Purchaser shall pay its Purchase Price to the Company in U.S. dollars by same-day wire transfer, or by such other method mutually agreeable to the Company and such Purchaser, of immediately available funds to such bank account(s) designated in writing by the Company, and the Company shall deliver (i) either (A) duly executed share certificate(s) in electronic form (with the original form to be delivered promptly following the Closing), registered in the name of such Purchaser or (B) the Purchased Shares in book-entry form, in the name of the Purchaser (or its nominee in accordance with its delivery instructions) or to a custodian designated by such Purchaser, as applicable, in each case, together with a certified true copy of the register of members of the Company, evidencing the Purchased Shares and (ii) duly executed Warrant(s) being issued and sold to such Purchaser.

(c)            Restrictive Legend. Each certificate representing Purchased Shares shall be endorsed with the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM.

Section 1.4              Closing Conditions.

(a)            Conditions to Each Purchaser’s Obligations to Effect its Closing. The obligation of each Purchaser to purchase and pay for its Purchased Securities as contemplated by this Agreement is subject to the satisfaction, on or before its Closing Date, of the following conditions, any of which may only be waived in writing by such Purchaser in its sole discretion:

(i)            All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the relevant Purchased Securities hereunder and any other Transactions shall have been completed.

(ii)           The representations and warranties of the Company contained in Section 2.1 of this Agreement shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect (as defined below), true and correct in all respects) on the date of this Agreement and on and as of its Closing Date; and the Company shall have performed and complied in all material respects with all, and not be in breach or default in any material respects under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with on or before its Closing Date.

(iii)           No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the Transactions with respect to such Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to such Purchaser that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the Transactions with respect to such Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to such Purchaser that are substantial in relation to the Company.

(iv)          The Company shall cause to be delivered to each Purchaser a legal opinion of Cooley LLP, legal counsel to the Company, in form and substance reasonably satisfactory to the Purchasers.

(v)           The Company shall cause to be delivered (i) the Purchased Shares as set forth in Section 1.3(b) and (ii) facsimile or other electronic copies of one or more Warrants, executed by the Company and registered in the name of such Purchaser as set forth on Schedule I hereto, with the original Warrant delivered within five (5) Business days of such Purchaser’s Closing Date.

(vi)          From and after the date hereof, there shall not have occurred a Material Adverse Effect.

(vii)         No suspension by Nasdaq of the qualification of the Company’s American Depositary Shares, each representing five Ordinary Shares (“ADSs”) for offering or sale or trading, or initiation or threatening of any proceedings by Nasdaq for any of such purposes, shall have occurred.

(viii)        The Company shall have delivered to the Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, certifying to the fulfillment of the conditions specified in this Section 1.4(a).

(b)            Conditions to the Company’s Obligations to Effect a Purchaser’s Closing. The obligation of the Company to issue, sell and deliver the relevant Purchased Securities to any Purchaser as contemplated by this Agreement is subject to the satisfaction, on or before such Purchaser’s Closing Date, of each of the following conditions, any of which may only be waived in writing by the Company in its sole discretion:

(i)            All corporate and other actions required to be taken by such Purchaser in connection with the purchase of its Purchased Securities hereunder and any other Transactions shall have been completed.

(ii)           The representations and warranties of such Purchaser contained in Section 2.2 of this Agreement shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, true and correct in all respects) with respect to such Purchaser on the date of this Agreement and on and as of such Purchaser’s Closing Date; and such Purchaser shall have performed and complied in all material respects with all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with by such Purchaser on or before such Purchaser’s Closing Date.

(iii)          No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the Transactions with respect to such Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to such Purchaser that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the Transactions with respect to such Purchaser, or imposes any damages or penalties in connection with the Transactions with respect to such Purchaser that are substantial in relation to the Company.

Article II

REPRESENTATIONS AND WARRANTIES

Section 2.1              Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, as of the date hereof and as of such Purchaser’s Closing Date, except as disclosed in any SEC Documents (as defined below) that are publicly available prior to the date hereof (excluding the representations and warranties that speak as of a specific date, which shall be made as of such date and any forward-looking statements and any disclosure of non-specific risks faced by the Company to the extent they are cautionary, predictive or forward-looking in nature), as follows:

(a)            The Company is a company duly incorporated as an exempted company with limited liability, validly existing and in good standing under the laws of the Cayman Islands. The Company has all requisite power and authority to own, lease, operate its properties and to carry on its business as it is currently being conducted. Each subsidiary of the Company set forth on Exhibit 8.1 to the Company’s annual report for the year ended December 31, 2022 (each, a “Subsidiary” and collectively, “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own, lease or operate its properties and to carry on its business as it is currently being conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective organizational documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no proceeding has been instituted, is pending, or, to the Company’s knowledge, has been threatened in writing in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)            The Company has no direct or indirect Subsidiaries other than those listed in the SEC Documents. Except as disclosed in Exhibit 8.1 to the Company’s annual report for the year ended December 31, 2022, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, charges, claims, encumbrances, security interests, rights of first refusal, preemptive rights or other restrictions of any kind (“Liens”), and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(c)            The Company has full power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and the other Transaction Documents and to perform its obligations hereunder or thereunder (including, but not limited to, the sale and delivery of the Purchased Shares and the Warrants and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants). The execution and delivery by the Company of this Agreement and the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(d)            This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

(e)            The authorized, issued and outstanding share capital of the Company as of December 31, 2022 is as set forth in all reports, schedules, forms, statements and other documents required to be filed or furnished by the Company pursuant to the Securities Act or the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, including the exhibits thereto and documents incorporated by reference therein (the “SEC Documents”). The outstanding share capital of the Company as of June 30, 2023 is as follows: 340,655,139 Ordinary Shares issued and outstanding, excluding 22,735,531 Ordinary Shares issued to The Bank of New York Mellon as depositary (the “Depositary”) for bulk issuances of the ADSs reserved for future issuances upon the exercise or vesting of awards granted under the Company’s share incentive plans. After completion of the transactions contemplated by this Agreement or the other Transaction Documents, there will be no fewer than 479,544,029 Ordinary Shares issued and outstanding, excluding 22,735,531 Ordinary Shares issued to the Depositary for bulk issuances of ADSs reserved for future issuances upon the exercise or vesting of awards granted under the Company’s share incentive plans. Except as set forth in the SEC Documents, there are no options, warrants, convertible debt, other convertible instruments or other rights, agreements, arrangements or commitments of any character issued by the Company relating to the issued or unissued share capital of the Company or obligating the Company to issue or sell any share capital or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding. All of the issued and outstanding Ordinary Shares have been issued in compliance with all applicable securities laws, without violation of any preemptive rights, rights of first refusal or other similar rights. The rights of the Ordinary Shares and Warrant Shares to be issued to the Purchasers as Ordinary Shares shall be as stated in the Fourth Amended and Restated Memorandum and Articles of Association of the Company, as amended by the Amendment to the Fourth Amended and Restated Memorandum and Articles of Association of the Company.

(f)             The Purchased Securities being issued pursuant to this Agreement have been duly authorized and, when issued and delivered to and paid for by the Purchasers pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of any pledge, mortgage, security interest, encumbrance, lien, charge, assessment, right of first refusal, right of pre-emption, third party right or interest, claim or restriction of any kind or nature, except for restrictions arising under the applicable securities laws or created by virtue of this Agreement (including the registration rights provisions in Article IV in this Agreement). The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and delivered to the Purchasers, will be validly issued, fully paid and non-assessable and free and clear of any pledge, mortgage, security interest, encumbrance, lien, charge, assessment, right of first refusal, right of pre-emption, third party right or interest, claim or restriction of any kind or nature, except for restrictions arising under the applicable securities laws or created by virtue of this Agreement (including the registration rights provisions in Article IV in this Agreement).

(g)            The execution, delivery and performance of this Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Purchased Securities pursuant to this Agreement, the issuance of the Warrant Shares upon exercise of the Warrants and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the organizational documents of the Company; (ii) violate any laws or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, of any jurisdiction to which the Company or any of its Subsidiaries or any of its properties is subject in respect of the transactions contemplated under this Agreement or which may otherwise be applicable to the Company in connection with the performance of this Agreement; or (iii) conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any agreement, indenture, or instrument to which the Company or its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject.

(h)            Neither the execution and delivery by the Company of this Agreement or the other Transaction Documents, nor the consummation by the Company of any of the transactions contemplated hereby or thereby, nor the performance by the Company of this Agreement or the other Transaction Documents in accordance with their terms requires the consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or the giving notice to, any federal, state, local or other governmental or public body or authority or any third party, except such as (1) have been or will have been obtained, made or given on or prior to the Closing Date and (2) will be obtained in accordance with the terms of Article IV of this Agreement.

(i)             The business of the Company or its Subsidiaries is not being conducted, and has not been conducted at any time during the three years prior to the date hereof, in violation of any law or government order applicable to the Company except for violations that do not and would not have a Material Adverse Effect. As used herein, a “Material Adverse Effect” means a circumstance that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the other Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby, or prevents or materially impairs the validity of the Purchased Securities or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, shareholder’s equity, results of operations, business or properties of the Company and any Subsidiary taken as a whole, except to the extent that any such Material Adverse Effect results from (i) changes in the Company’s industry generally or in conditions in the economy or capital or financial markets generally, including changes in interest or exchange rates, (ii) any effect caused by the announcement or pendency of the transactions contemplated by this Agreement or the other Transaction Documents, (iii) changes in general legal, regulatory, political, economic or business conditions or changes to the accounting standards applicable to comparable companies, (iv) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism, or (v) earthquakes, hurricanes, floods, escalation or worsening of any pandemics or other natural disasters.

(j)             The Company has filed or furnished, as applicable, all SEC Documents required to be filed or furnished by it with the United States Securities and Exchange Commission (the “Commission”) and Nasdaq for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) pursuant to the applicable securities laws and stock exchange rules. As of their respective filing or furnishing dates, or to the extent corrected by a subsequent restatement, the SEC Documents complied in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Act, the Exchange Act or Nasdaq’s rules, as the case may be, and the rules and regulations promulgated thereunder, as applicable, to the respective SEC Documents, and, none of the SEC Documents, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, the Company’s ADSs (each representing five Ordinary Shares) are listed on Nasdaq, and the Company has not received any notification that the Commission or Nasdaq is contemplating suspending or terminating such listings (or the applicable registration under the Exchange Act related thereto).

(k)            The financial statements (including any related notes) contained in the SEC Documents (collectively, the “Financial Statements”): (A) were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby (except (a) as may be otherwise indicated in such Financial Statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements) and (B) fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods covered thereby, in each case except as disclosed therein or in the SEC Documents and as permitted under the Exchange Act.

(l)            The Company has established and maintains a system of internal accounting controls that will be in compliance with the Exchange Act and sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Documents, the Company’s internal controls over financial reporting are effective and the Company is not aware of any material weakness in their internal controls over financial reporting. Since the date of the latest audited financial statements of the Company included or incorporated by reference in the SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the SEC Documents).

(m)            There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Documents and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(n)            The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

(o)            Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Purchased Securities by the Company to the Purchasers as contemplated hereby nor under the Transaction Documents.

(p)            There are no actions, suits, proceedings or arbitrations by or against the Company or its Subsidiaries pending (of which the Company or its Subsidiaries has received notice or otherwise has knowledge) before any Governmental Authority (as defined below), or, to the Company’s or any of its Subsidiaries’ knowledge, threatened to be brought by or before any Governmental Authority, that would have a Material Adverse Effect. There is no unsatisfied judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against or any open injunction binding upon the Company or its Subsidiaries that would have a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act. As used herein, “Governmental Authority” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including any arbitrator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

(q)            Since January 1, 2023, (i) the Company and its Subsidiaries have carried on their respective businesses in the ordinary course, consistent with past practice, and, there has not been any change, development, occurrence or event that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to U.S. GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not executed, amended or modified any material contract as defined in Item 601 of Regulation S-K, and (vi) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Documents. Except for the issuance of the Purchased Securities and the transactions contemplated by the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed.

(r)            The Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or, to the Company’s knowledge, necessary for the Company’s business to be conducted as described in the SEC Documents, free and clear of all material liens, security interests or encumbrances. Except as set forth in the SEC Documents, (a) to the Company’s knowledge, there are no rights of third parties to any such Intellectual Property, (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property, (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim, (f) to the Company’s knowledge, there is no valid and enforceable U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the SEC Documents as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property, and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company un-patentable which has not been disclosed to the U.S. Patent and Trademark Office.

(s)            All material franchises, permits, licenses, consents and other permissions, authorizations, orders, filings, registrations, notifications, certificates, clearances, qualifications and approvals (“Permits”), for carrying on the business of the Company described in the SEC Documents, including all Permits required therefor by any applicable Regulatory Agency, have been obtained and are in full force and effect, except as would not have a Material Adverse Effect. The Company has not been notified in writing that any such Permits will be revoked or is incapable of renewal, except for any approvals required from the applicable Regulatory Agencies for the clinical development or marketing of any of the Company’s product candidates that has not yet been initiated or where the failure to obtain any such Permit would not have a Material Adverse Effect. As used herein, “Regulatory Agency” means all applicable statutes, rules, regulations and policies of applicable regulatory authorities, including but are not limited to the United States Food and Drug Administration (“FDA”) and the National Medial Product Administration of the People’s Republic of China, in each case that is responsible for registrations necessary for, or otherwise governs, the manufacture, handling, use, storage, import, transport, distribution or sale of any pharmaceutical product.

(t)             As to each drug product candidate subject to the jurisdiction of any U.S. federal, state, local or foreign regulatory body that regulates the types of matters subject to the jurisdiction of the FDA (each, a “Health Authority”) that is manufactured, packaged, labeled, tested by the Company (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested by or on behalf of the Company in compliance in all material respects with all applicable requirements under any applicable laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any written notice, warning letter or other communication from any Health Authority, which (i) imposes a hold on or requires or threatens the termination, suspension or modification of any pre-clinical or clinical investigation or study being conducted on any Pharmaceutical Product by or on behalf of the Company or in which the Company has participated, (ii) enjoins production at any facility of or utilized by the Company, (iii) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (iv) otherwise alleges any material violation of any laws, rules or regulations by the Company. The currently pending clinical trials, studies and other preclinical tests of the Pharmaceutical Products conducted by or on behalf of the Company are being conducted in all material respects in compliance with all applicable requirements of Health Authorities, including, but not limited to, the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder, and in accordance with experimental protocols, procedures and with controls generally used by qualified experts in the preclinical or clinical study of new drugs. The Company has not been informed in writing by any Health Authority that such Health Authority will prohibit the marketing, sale, license or use in any jurisdiction in which the Company operates of any Pharmaceutical Product proposed to such Health Authority to be developed, produced or marketed by the Company nor, to the Company’s knowledge, has any Health Authority expressed in any meeting with the Company or written communication to the Company any concern as to approving or clearing for marketing any Pharmaceutical Product being developed or proposed to be developed by the Company. To the Company’s knowledge, there are no serious adverse events that have resulted from any of such studies, tests or trials that were not disclosed as required to any Health Authority.

(u)            The preclinical tests and clinical trials, and other studies (collectively, “studies”) that are described in, or the results of which are referred to in, the SEC Documents were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such studies and with standard medical and scientific research procedures; each description of the results of such studies is accurate and complete in all material respects and fairly presents the data derived from such studies, and to the Company’s knowledge no other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Documents; the Company and its Subsidiaries have made all such filings and obtained all such approvals as may be required by the FDA or the U.S. Department of Health and Human Services or any committee thereof or from any other United States or foreign government or drug or medical device regulatory agency, or health care facility Institutional Review Board (collectively, the “Regulatory Agencies”); neither the Company nor any of its Subsidiaries has received any notice of, or correspondence from, any Regulatory Agency requiring the termination, suspension or modification of any clinical trials or preclinical tests that are described or referred to in the SEC Documents; and the Company and its Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(v)            Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, as amended, or any similar law or legislation; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(w)            Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person or entity acting on behalf of the Company is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

(x)            The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(y)            Each of the Company and its Subsidiaries and affiliates in material respects has complied, and has taken all reasonable steps to ensure compliance by its shareholders, that is, or is directly or indirectly owned or controlled by, a People Republic of China (“PRC”) citizen and holds more than 5% ownership of the Company with Circular 37 (the “Circular 37”), including, without limitation, requesting each such person that is, or is directly or indirectly owned or controlled by, PRC citizen, to complete any registration and other procedures required under Circular 37 unless otherwise disclosed in the SEC Documents.

(z)             The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors and any official clarifications, guidance, interpretations or implementation rules in connection with or related thereto (the “PRC Mergers and Acquisitions Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange on August 8, 2006 and amended on June 22, 2009, including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The issuance and sale of the Purchased Shares and the Warrant Shares, the listing and trading of the ADSs on Nasdaq and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents are not and will not be, as of the date hereof or at the Closing Date, adversely affected by the PRC Mergers and Acquisitions Rules.

(aa)          No material labor dispute exists or, to the Company’s knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to result in a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the Company’s knowledge, no executive officer is, or is now expected to be, in violation of any term of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(bb)          Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any contract of the Company that has been filed as an exhibit to the SEC Documents, (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any Governmental Authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(cc)          The Company and its Subsidiaries have good and marketable title to all real property owned by them. Other than as disclosed in the SEC Documents, the Company and its Subsidiaries have good and marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(dd)          The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage and clinical trial liability coverage. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(ee)          The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal, state, county, and local income and all other material return, statement, schedule, declaration, claim for refund, report, document or form filed or required to be filed with respect to Taxes (as defined below), including any amendment, attachment and supplement thereof (“Tax Returns”) required by any jurisdiction to which it is subject, (ii) has paid all material Taxes due and owing whether or not shown on such Tax Returns and (iii) has set aside on its books provisions reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply, unless otherwise would not have a Material Adverse Effect. There are no unpaid Taxes claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction. There have been no examinations or audits of any Tax Returns or reports by any applicable federal, state, local or foreign governmental agency. There is no proposed deficiency, audit, action, suit or other proceeding with respect to Taxes pending or threatened. There is no Tax lien, whether imposed by any Governmental Authority, outstanding against the assets, properties or business of the Company or any of its Subsidiaries, except for liens for Taxes not yet due and payable as may accrue in the ordinary course of business. The Company and each of its Subsidiaries has withheld or collected from each payment to each of its employees, contractors or any other third party or person the amount of all material Taxes required to be withheld or collected therefore and has paid the same to the proper Governmental Authority. “Tax” or “Taxes” means all federal, state, local, non-U.S. and other taxes, charges, fees, duties, levies, imposts, customs or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, profit share, license, lease, service, service use, value added, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, premium, real property, personal property, payroll, escheat, unclaimed property, windfall profits, environmental, capital stock, social security (or similar), unemployment, disability, registration, alternative or add-on minimum, estimated, or other taxes, fees, assessments, customs, duties, levies, imposts or charges of any kind whatsoever, whether disputed or not, together with any interest, penalties, additions to tax, fines or other additional amounts imposed thereon or related thereto.

(ff)            No brokerage, finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement or the other Transaction Documents, except for the Placement Agents (as defined below). The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

(gg)          Neither the Company, nor, to the Company’s knowledge, any of its affiliates or any person or entity acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of securities contemplated hereby.

(hh)          Neither the Company, nor, to the Company’s knowledge, any of its affiliates or any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Purchased Securities as contemplated hereby, (ii) as it relates to the offer and sale by the Company of the Purchased Securities as contemplated hereby, require registration of any of the Ordinary Shares or ADSs under the Securities Act or (iii) cause transactions contemplated by this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act, nor will the Company take any action or steps that would require registration of the issuance of any of the Ordinary Shares or ADSs under the Securities Act (other than pursuant to the registration rights set forth below) or would cause the transactions contemplated by this Agreement to be integrated with other securities offerings for purposes of the Securities Act.

(ii)            Neither the Company, nor to the Company’s knowledge, any director, executive officer or other officer of the Company, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the outstanding Ordinary Shares, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the date hereof, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), and the Company has exercised reasonable care in determining the foregoing. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) and has furnished to the Purchasers a copy of any such disclosures and will notify the Purchasers of the occurrence of any Disqualification Event occurring subsequent to the date hereof and prior to the Closing. The Company is not for any other reason disqualified from reliance upon Regulation D for purposes of the transactions contemplated hereby. The Company is not a “shell company” (as defined in Rule 12b-2 under the Exchange Act).

(jj)            The Company is not and, following the Closing, will not be required to register as an investment company under the Investment Company Act of 1940, as amended.

(kk)          The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length Purchaser with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any such Purchaser or any of their respective representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives, and has only relied on the representations of the Purchasers set forth herein.

(ll)             The Company confirms that it has not provided, and to the Company’s knowledge, none of its officers or directors nor any other person acting on its or their behalf has provided, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of this Agreement and the proposed transactions hereunder may constitute such information, all of which will be disclosed in a press release by the Company no later than 7:00 AM New York City time on the trading day immediately following the date hereof. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates on the one hand, and any of the Purchasers or any of their affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

(mm)        The Company has not, and to the Company’s knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Shares or Warrant Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(nn)          The ADSs are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. The Company has taken no action designed to, or which is reasonably likely to, have the effect of terminating the registration of such ADSs under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq.

(oo)          Except as disclosed in the SEC Documents, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members that are required to be disclosed and have not been disclosed in the SEC Documents.

(pp)          The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Purchased Shares may be pledged by the Purchasers in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Purchased Shares hereunder, and such Purchaser effecting a pledge of Purchased Shares shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, provided such pledge shall be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Purchased Shares may reasonably request in connection with a pledge of the Purchased Shares to such pledgee by such Purchaser.

(qq)          In connection with the transactions contemplated by this Agreement, the Company has not entered into any other securities purchase agreements, side letter agreement or other similar agreement or understanding (written or oral) with any Purchaser or any other investor or potential investor in connection with such Purchaser’s, investor’s or potential investor’s direct or indirect investment in the Company.

(rr)            Other than each of the Purchasers pursuant to Article IV of this Agreement, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(ss)          The Company meets the registration and transaction requirements for use of Form F-3 for the registration of the Purchased Shares and Warrant Shares for resale by the Purchasers.

Section 2.2              Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly with any other Purchaser represents and warrants to the Company as of the date hereof and as of such Purchaser’s Closing Date, as follows:

(a)            Such Purchaser is duly formed, validly existing and in good standing in the jurisdiction of its organization. Such Purchaser has all requisite power and authority to carry on its business as it is currently being conducted.

(b)            Such Purchaser has full power and authority, through its investment manager, to enter into, execute and deliver the Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by such Purchaser pursuant to the Transaction Documents and to perform its obligations hereunder and thereunder. The execution and delivery by such Purchaser of the Transaction Documents and the performance by such Purchaser of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(c)            Each of the Transaction Documents has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

(d)            Neither the execution and the delivery of this Agreement or any other Transaction Document, nor the consummation of the Transactions, will (i) violate any provision of the organizational documents of such Purchaser or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which such Purchaser is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which such Purchaser is a party or by which such Purchaser is bound or to which any of such Purchaser’s assets are subject. There is no action, suit or proceeding, pending or, threatened against such Purchaser that questions the validity of this Agreement or other Transaction Documents or the right of such Purchaser to enter into this Agreement or other Transaction Documents or to consummate the Transactions.

(e)            Neither the execution and delivery by such Purchaser of this Agreement or other Transaction Documents, nor the consummation by such Purchaser of any of the Transactions, nor the performance by such Purchaser of this Agreement or any other Transaction Documents in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to such Purchaser’s Closing Date.

(f)             Such Purchaser has received and carefully reviewed the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2022, all subsequent public filings of the Company with the SEC, other publicly available information regarding the Company, and such other information that it and its advisors deem necessary to make its decision to enter into this Agreement. The Purchaser has had the opportunity to ask questions of and receive answers directly with respect to such Purchaser’s investment and conducted and completed such Purchaser’s own independent due diligence with respect to the Transactions with respect to such Purchaser.

(g)            Such Purchaser acknowledges and agrees that (A) each of Jefferies LLC (“Jefferies”) Evercore Group L.L.C. (“Evercore”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and, together with Jefferies and Evercore, the “Placement Agents”) is acting solely as financial advisor to the Company in connection with Transactions and is not acting in any other capacity and is not and shall not be construed as a fiduciary for such Purchaser, or any other person or entity in connection with the Transactions and is not acting as underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Purchaser, the Company or any other person in connection with the Transactions, (B) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the Transactions; and (C) the Placement Agents shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise, to such Purchaser, or to any person claiming through such Purchaser, in respect of the Transactions. The Placement Agents shall have no liability or obligation on or with respect to the accuracy or completeness, as of any date, of any information set forth in, or any omission from, any valuation or other materials that may have been provided or made available to such Purchaser in connection with the Transactions.

(h)            Neither the Company nor any of its affiliates, principals, shareholders, partners, employees and agents (i) has been requested to or has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired, or (ii) has made or makes any representation as to the Company or the credit quality of the Securities;

(i)             Such Purchaser acknowledges and understands that (i) the Company and its affiliates may possess material non-public information regarding the Company not known to such Purchaser that may impact the value of the Purchased Securities, including, without limitation, (x) information received by principals and employees of the Company in their capacities as directors, officers, significant shareholders and/or affiliates of the Company, and (y) information otherwise received from the Company on a confidential basis in each case, related to the Company’s financial results for the quarter ended June 30, 2023 (collectively, the “Information”), and that the Company is not disclosing the Information to such Purchaser. The Purchaser understands, based on its experience, the disadvantage to which such Purchaser is subject due to the disparity of information between the Company and such Purchaser. Notwithstanding such disparity, such Purchaser has deemed it appropriate to enter into this Agreement and to consummate the Transactions;

(j)             Such Purchaser agrees that none of the Company, its directors, officers, significant shareholders, affiliates and agents shall have any liability to such Purchaser, its affiliates, principals, shareholders, partners, employees, agents, grantors or beneficiaries, whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Transactions, and such Purchaser hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose the Information.

(k)            Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its participation in the Transactions is a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the securities. Such Purchaser is able to bear the substantial risks associated with its purchase, including but not limited to loss of its entire investment therein. Based on such information as such Purchaser has deemed appropriate and without reliance upon the Placement Agents, such Purchaser has independently made its own analysis and decision to enter into the Transaction. Such Purchaser is relying exclusively on its own sources of information and advisors with respect to all business, legal, regulatory, accounting, credit and tax matters. Accordingly, such Purchaser understands that the placement of the Purchased Shares meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(l)             Such Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Such Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that such Purchaser is permitted to do so under applicable law. If such Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, such Purchaser maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, such Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by such Purchaser and used to purchase the Purchased Securities were legally derived.

(m)            Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Securities. Such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment, and is consummating the Transactions with a full understanding of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks.

(n)            The Purchaser is acquiring the Purchased Securities for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof. The Purchaser does not have any direct or indirect arrangement, or understanding with any other person to distribute, or regarding the distribution of the Purchased Securities in violation of the Securities Act or any other applicable state securities law.

(o)            Such Purchaser (x) was not identified or contacted through the marketing of the Purchased Securities and (y) did not contact the Company as a result of any general solicitation or directed selling efforts.

(p)            Such Purchaser acknowledges that its Purchased Securities are “restricted securities” that have not been registered under the Securities Act or any applicable state securities law. Such Purchaser further acknowledges that, absent an effective registration under the Securities Act, its Purchased Securities may only be offered, sold or otherwise transferred (x) to the Company, (y) outside the United States in accordance with Rule 904 of Regulation S or (z) pursuant to an exemption from registration under the Securities Act, including Rule 144 under the Securities Act, provided that the holding period and other requirements thereof have been met.

(q)            Such Purchaser is (i) not a “U.S. Person” as defined in Rule 902 of Regulation S, or (ii) (a) an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the United States Securities Act of 1933, as amended, satisfying the applicable requirements set forth on Schedule II, (b) an “institutional account” as defined in FINRA Rule 4512(c) and (c) a sophisticated institutional investor with sufficient knowledge and experience in investing in investments similar to those involved in the Transactions to properly evaluate the risks and merits of such Purchaser’s participation in the Transactions.

(r)            Such Purchaser acknowledges and agrees that the Purchased Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Purchased Securities have not been registered under the Securities Act.

(s)            Such Purchaser does not, directly or indirectly, own more than five percent of the outstanding common stock (or other voting securities) of any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or a holding company for a FINRA member, and is not otherwise a “restricted person” for the purposes of FINRA Rule 5130.

Article III

COVENANTS

Section 3.1              Distribution Compliance Period. With respect to any Purchaser who is not a “U.S. Person” as defined in Rule 902 of Regulation S, such Purchaser agrees not to resell, pledge or transfer any of its Purchased Securities within the United States or to any U.S. Person, as each of those terms is defined in Regulation S, during the forty (40) days following its Closing Date

Section 3.2              Public Announcement. In accordance with Section 2.1(ll), the Company shall disclose the provisions and terms of this Agreement and the proposed transactions hereunder in a press release, no later than 7:00 AM New York City time on the trading day immediately following the date hereof.

Section 3.3              Further Assurances. From the date of this Agreement until a Purchaser’s Closing Date, the Company and such Purchaser shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Transactions with respect to such Purchaser.

Section 3.4              Nasdaq Listing. As long as the Purchasers continue to own any Purchased Securities, the Company will use reasonable best efforts to continue the listing and trading of its ADSs on Nasdaq and to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of Nasdaq.

Section 3.5              CSRC Filings Assistance. Each Purchaser understands that the Company may be required to be filed with China Securities Regulatory Commission (“CSRC”) in respect of the transaction under this Agreement within three (3) days following the Closing. Each Purchaser agrees to provide the Company with the information or assistance necessary to complete the above CSRC filings as set forth on Schedule III.

Section 3.6              Assistance in ADS Conversion. Upon written request by a Purchaser, the Company shall provide reasonable assistance to the Purchaser in the sale, resale or other disposition of any Ordinary Shares held by it and its affiliates, including the conversion of any such Ordinary Shares into freely tradeable ADSs, subject to the rules and regulations of the Securities Act. The Company shall use reasonable best efforts to: (a) request its counsel to submit a request, and if requested, an opinion, to the Depositary, the corporate registrar, and transfer agent and all other applicable parties (as applicable, collectively “Agent”) to facilitate the removal of all restrictive legends or any other forms of restrictions on any such Ordinary Shares and the conversion of such Ordinary Shares into freely tradeable ADSs, and (b) provide conversion approvals and instructions to the Agent and all other applicable parties (as applicable).

Section 3.7              PFIC Reporting. Following the Closing, the Company shall make an annual determination whether the Company will be classified as a “passive foreign investment company” within the meaning of Section 1297 of the Internal Revenue Code (a “PFIC”) and promptly inform the Purchasers of such determination, provided that each Purchaser will be deemed to be so informed pursuant to this Section 3.7 if the Company includes such determination on its website or in its annual report on Form 20-F or other public filing with the Commission. The Company shall promptly provide to the Purchasers any information that the Purchasers reasonably request in order for the Purchasers to (i) verify the determinations made pursuant to this Section 3.7 in connection with an audit or otherwise, (ii) comply with their federal, state, or local tax return filing and information reporting obligations and (iii) make and maintain a “qualified electing fund” election (as defined in the Internal Revenue Code) with respect to the Company as a result of the Company being classified as a PFIC, provided that the Company may provide such information on its website (www.gracellbio.com).

Section 3.8              Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Purchasers. This provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Ordinary Shares or ADSs or otherwise.

Article IV

REGISTRATION RIGHTS

Section 4.1              Definitions. For the purpose of this Article IV:

(a)            “Resale Registration Statement” means any registration statement required to be filed by Section 4.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b)            “Registrable Shares” means the (i) Ordinary Shares issued and sold hereunder, which may be represented by ADSs, (ii) the Warrant Shares and (iii) any Ordinary Shares issued as a dividend or other distribution with respect to, in exchange for, or in replacement of the Ordinary Shares; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Resale Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Resale Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company, (iii) such security is eligible to be sold by the holder thereof pursuant to Rule 144 without volume or manner-of-sale restrictions and without the need for the Company to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable), (iv) such security has been sold or transferred in a private transaction in which the transferor’s rights under this Agreement are not validly assigned to the transferee of such security in accordance with the terms of this Agreement, (v) the termination, liquidation, dissolution of the Company, or (vi) such security shall cease to be outstanding following its issuance.

Section 4.2              Registration Procedures and Expenses. The Company shall:

(a)            file a Resale Registration Statement (the “Mandatory Registration Statement”) with the Commission no later than the date fifteen (15) days following the Closing Date (the “Filing Date”), to register all of the Registrable Shares on Form F-3 under the Securities Act (providing for shelf registration of such Registrable Shares under Commission Rule 415), and to provide each Purchaser with a copy of such draft Mandatory Registration Statement for review not less than two (2) Business Days before filing; as used herein, “Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York are authorized or required by law or regulation to close;

(b)            use its reasonable best efforts to cause such Mandatory Registration Statement to be declared effective as soon as possible following the Filing Date and no later than the earlier of (i) ninety (90) calendar days (or one hundred and twenty (120) calendar days if the Commission notifies the Company that it will review the Mandatory Registration Statement) following the Filing Date and (ii) five (5) Business Days after the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Mandatory Registration Statement will not be reviewed or will not be subject to further review, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement;

(c)            notwithstanding anything contained in this Agreement to the contrary, in the event that the Commission limits the amount of Registrable Shares or otherwise requires a reduction in the number of Registrable Shares that may be included and sold by the Purchasers in the Mandatory Registration Statement (in each case, subject to Section 4.3), then the Company shall prepare and file (i) within twenty (20) Business Days of the first date or time that such excluded Registrable Shares may then be included in a Resale Registration Statement if the Commission shall have notified the Company that certain Registrable Shares were not eligible for inclusion in the Resale Registration Statement or (ii) in all other cases, within forty-five (45) days following the date that the Company becomes aware that such additional Resale Registration Statement is required (the “Additional Filing Date”), a Resale Registration Statement (any such Resale Registration Statement registering such excluded Registrable Shares, an “Additional Registration Statement” and, together with the Mandatory Registration Statement, a “Resale Registration Statement”) to register any Registrable Shares that have been excluded (or, if applicable, the maximum number of such excluded Registrable Shares that the Company is permitted to register for resale on such Additional Registration Statement consistent with Commission guidance), if any, from being registered on the Mandatory Registration Statement;

(d)            use its reasonable best efforts to cause any such Additional Registration Statement to be declared effective as promptly as practicable following the Additional Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of any such Additional Registration Statement;

(e)            prepare and file with the Commission such amendments and supplements to such Resale Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4.6 below, subject to the Company’s right to suspend pursuant to Section 4.5;

(f)            furnish to the Purchasers such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(g)            file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Resale Registration Statements; provided, however, that the Company shall not be required in connection with this Section 4.2(g) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(h)            upon notification by the Commission that the Resale Registration Statement will not be reviewed or is not subject to further review by the Commission, within three (3) Business Days following the date of such notification, request acceleration of such Resale Registration Statement (with the requested effectiveness date to be not more than two (2) Business Days later);

(i)            upon notification by the Commission that that the Resale Registration Statement has been declared effective by the Commission, file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(j)            advise the Purchasers as expeditiously as possible, but in any event within two (2) Business Days:

(i)            of the effectiveness of the Resale Registration Statement or any post-effective amendments thereto;

        of any request by the Commission for amendments to the Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

(ii)            of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iii)          of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the prospectus in order to make the statements therein not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Purchasers of such events, provide the Purchasers with any material, non-public information regarding the Company or its Subsidiaries other than to the extent that providing notice to the Purchasers of the occurrence of the events listed in (i) through (iv) above constitutes material, non-public information regarding the Company;

(k)            cause all Registrable Shares to be listed on each securities exchange on which equity securities by the Company are then listed, if any; and

(l)             bear all expenses in connection with the procedures in paragraphs (a) through (k) of this Section 4.2 and the registration of the Registrable Shares on such Resale Registration Statement and the satisfaction of the blue sky laws of such states. It is understood, however, that, except as otherwise provided in this Section, the Purchasers shall be responsible for all of their own costs and expenses, including the fees of their counsel, fees charged by the Depositary and share transfer taxes payable on resale of any of the Registrable Shares by them, and fees and other expenses of the Purchasers incurred in connection with the registrations, filings or qualifications pursuant to this Article IV.

Section 4.3              Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Shares in a Resale Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall use its reasonable best efforts to persuade the Commission that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter;” provided, that if the Commission or another regulatory agency requests that a Purchaser be identified as a statutory underwriter in the Resale Registration Statement, such Purchaser will have the opportunity to withdraw from the Resale Registration Statement upon its prompt written request to the Company. The Purchasers shall have the right to review and oversee any registration or matters pursuant to this Section 4.3, including any participation in meetings or discussions with the Commission regarding the Commission’s position and to comment on any written submission made to the Commission with respect thereto. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 4.3, the Staff refuses to alter its position, the Company shall (i) remove from the Resale Registration Statement such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Resale Registration Statement without the prior written consent of such Purchaser. Any cutback imposed on the Purchasers pursuant to this Section 4.3 shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide. From and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (the “Restriction Termination Date” of such Cut Back Shares), all of the provisions of this Section 4.3 shall again be applicable to such Cut Back Shares; provided, however, that the Filing Date for the Resale Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date.

Section 4.4              Indemnification.

(a)            The Company agrees to indemnify and hold harmless each Purchaser, to the extent permitted by applicable law, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (collectively, “Loss”) (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company, any untrue or alleged untrue statement of a material fact contained in the Resale Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any material failure by the Company to fulfill any undertaking included in the Resale Registration Statement, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement and the Company shall reimburse the Purchasers for any legal or other documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to any Purchaser in any such case to the extent that such Loss arises out of, or is based upon: (i) an untrue statement or omission made in such Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided further, however, that it is understood that the only such information furnished by or on behalf of such Purchaser shall be limited to the legal name and address of, and the number of shares beneficially owned and offered by, such Purchaser or any other information furnished by such Purchaser to the Company in writing expressly for use in the Resale Registration Statement or any amendment or supplement thereto (the “Purchaser Information”); or (ii) any material breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the Commission, in accordance with Rule 172 of the Securities Act, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or such Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchasers’ covenants contained in Article III. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Shares by the Purchaser.

(b)            Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Resale Registration Statement and each director of the Company), from and against any Loss to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such Loss (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement by such Purchaser or untrue or alleged untrue statement of a material fact contained in the Resale Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if such untrue or alleged untrue statement or omission was made in reliance upon and in conformity with the Purchaser Information furnished by or on behalf of such Purchaser expressly for use therein; provided, however, that in no event shall any indemnity under this Section 4.4(b)  be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon its sale of such Registrable Shares included in the Resale Registration Statement giving rise to such indemnification obligation.

(c)            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of or consent to the entry of any judgment with respect to any pending proceeding or action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement or judgment (i) imposes no liability or obligation on the indemnified party, (ii) includes an unconditional release from the party bringing such claims of such indemnified party from all liability in respect of or arising out of on such claims or proceedings and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of the indemnified party.

(d)            If the indemnification provided for in this Section 4.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon its sale of such Registrable Shares included in the Resale Registration Statement giving rise to such contribution obligation. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 4.4(d).

Section 4.5              Prospectus Suspension. Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers notice that the Purchasers may thereafter effect sales pursuant to said prospectus (but may, for the avoidance of doubt, sell pursuant to Rule 144 to the extent then permitted under applicable law); provided, that the Company may not suspend the Resale Registration Statement pursuant to this Section 4.5 on more than two occasions and such suspension periods shall in no event exceed more than 30 consecutive calendar days, or 60 total calendar days, in each case in any 12 month period and that, in the good faith judgment of the Company’s board of directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a Material Adverse Effect upon the Company or its shareholders. Notwithstanding anything in this Section 4.5 to the contrary, in the case of a Purchaser that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the obligations of Purchaser under this Section 4.5 shall only apply with respect to the portfolio manager that made the investment decision to purchase the Purchased Securities covered by this Agreement and the portion of assets managed by such portfolio manager.

Section 4.6              Termination of Obligations. The obligations of the Company pursuant to Section 4.2 hereof shall cease and terminate, with respect to any Registrable Shares, upon the earlier to occur of (a) such time such Registrable Shares have been resold, or (b) such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 4.1(b) hereof.

Section 4.7              Reporting Requirements. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Shares to the public without registration or pursuant to a Resale Registration Statement on Form F-3, for a period of thirty-six (36) months from the Closing Date, the Company agrees to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144;

(b)            file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)            so long as a Purchaser owns Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to Form F-3 and (B) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144.

Section 4.8              Blue Sky. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Registrable Shares.

Article V

MISCELLANEOUS

Section 5.1              Survival of the Representations and Warranties. All representations and warranties made by any Party shall survive for one year and shall terminate and be without further force or effect on the first anniversary of the date hereof.

Section 5.2              Governing Law; Arbitration. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York. Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination (“Dispute”) shall be referred to and finally resolved by arbitration at the Hong Kong International Arbitration Centre in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules then in force. There shall be three arbitrators. Each Party has the right to appoint one arbitrator and the third arbitrator shall be appointed by the Hong Kong International Arbitration Centre. The language to be used in the arbitration proceedings shall be English. Each of the Parties irrevocably waives any immunity to jurisdiction to which it may be entitled or become entitled (including without limitation sovereign immunity, immunity to pre-award attachment, immunity to post-award attachment or otherwise) in any arbitration proceedings and/or enforcement proceedings against it arising out of or based on this Agreement or the Transactions.

Section 5.3              Amendment. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties.

Section 5.4              Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns and legal representatives.

Section 5.5              Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by a Party without the express written consent of the other Party, except that each Purchaser may assign all or any part of its rights and obligations hereunder to any affiliate of such Purchaser without the consent of the Company, provided that no such assignment shall relieve such Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of the foregoing sentence shall be null and void.

Section 5.6              Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of actual delivery if delivered personally to the Party to whom notice is to be given, on the date sent if sent by email, on the next business day following delivery to an overnight courier service or on the day of attempted delivery by postal service if mailed by registered or certified mail, return receipt requested, postage paid, in each case properly addressed as follows:

If to a Purchaser, to such address or addresses set forth on the signature page hereto;

If to the Company, to:

Gracell Biotechnologies Inc.
Building 12, Block B, Phase II
Biobay Industrial Park
218 Sangtian St.
Suzhou Industrial Park, 215123
People’s Republic of China
Attn: Kevin Xie, Erin Li
Email: kevin.xie@gracellbio.com, erin.li@gracellbio.com

With a copy to

Cooley HK
35/F, Two Exchange Square
8 Connaught Place
Central, Hong Kong
Attn: Will H. Cai, Esq.
Email: wcai@cooley.com

Any Party may change its address for purposes of this Section 5.6 by giving the other Parties hereto written notice of the new address in the manner set forth above.

Section 5.7              Entire Agreement. This Agreement and the other Transaction Documents together constitute the entire understanding and agreement between the Parties with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement and the other Transaction Documents.

Section 5.8              Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 5.9              Fees and Expenses. Except as otherwise provided in this Agreement, each of the Parties will bear their respective expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the Transactions, including fees and expenses of attorneys, accountants, consultants and financial advisors. The Company shall reimburse Vivo Opportunity Fund Holdings, L.P. for reasonable costs and expenses incurred in connection with the transactions contemplated by this Agreement, including without limitation its reasonable and documented legal fees and expenses, up to an aggregate of US$50,000.

Section 5.10            Confidentiality. Each Party shall keep in confidence, and shall not disclose, any non-public information disclosed to it or its affiliates, representatives or agents in connection with this Agreement and other Transaction Documents or the Transactions, except as required by applicable law and stock exchange rules. Each Party shall ensure that its affiliates, representatives and agents keep in confidence, and do not use (except for the purposes of the Transactions) or disclose, any such non-public information, except as required by applicable law and stock exchange rules.

Section 5.11            Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 5.12            Termination. In the event that the Closing of any Purchaser shall not have occurred by August 31, 2023, either the Company or such Purchaser may terminate this Agreement with respect to such Purchaser by written notice to the other; except for the provisions of Section 5.10 hereof, which shall survive any termination under this Section 5.12.

Section 5.13            Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

Section 5.14            Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 5.15            No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person (other than the Placement Agents and the indemnified parties) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except that (i) the Placement Agents shall be a third party beneficiary of Article II of this Agreement and may rely on each representation and warranty of the Purchaser and the Company made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agents and (ii) the indemnified parties shall be third party beneficiaries of Section 4.4 of this Agreement.

Section 5.16            Reservation of Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights (save for those granted under applicable law), a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue the Securities.

Section 5.17            Adjustment of Share Numbers. If there is a subdivision, split, stock dividend, combination, reclassification or similar event with respect to any of the Ordinary Shares referred to in this Agreement, or any change to the number and type of Ordinary Shares underlying each ADS, then, in any such event, the numbers and types of shares of such Ordinary Shares, as applicable, referred to in this Agreement shall be adjusted to the number and types of shares of such security that a holder of such number of Ordinary Shares would own or be entitled to receive as a result of such event if such holder had held such number of Ordinary Shares immediately prior to the record date for, or effectiveness of, such event.

[signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

Gracell Biotechnologies Inc.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PURCHASER

Name of Purchaser:

Name:
Title:

Name in which Purchased Securities are to be registered (if different)

Address:
Attn:
Email:

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PURCHASER

Name of Purchaser:

Name:
Title:

Name in which Purchased Securities are to be registered (if different)

Address:
Attn:
Email:

Schedule I

[***]

Schedule II

[***]

Schedule III

[***]

Exhibit A

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Gracell Biotechnologies INC.

WARRANT TO PURCHASE ORDINARY SHARES

Warrant No.:	Number of Warrant Shares (as such number may be adjusted in accordance with the terms of the Warrant):

Date of Issuance: [     ], 2023 (“Issuance Date”)

Expiration Date: [     ], 2025 (“Expiration Date”)1

Gracell Biotechnologies Inc., an exempted company with limited liability incorporated in the Cayman Islands (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, ______________, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Ordinary Shares (the “Warrant”), at any time or times on or after the Issuance Date, but not after 5:30 p.m., New York Time, on the Expiration Date, Warrant Shares (as defined below). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is one of the warrants to purchase the Ordinary Shares (as defined below) issued pursuant to that certain Subscription Agreement, dated as of August 7, 2023 by and between the Company and investors named therein (the “Subscription Agreement”).

1.             EXERCISE OF WARRANT.

(a)            Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Issuance Date, in whole or in part (but not as to fractional shares), by delivery of a written notice (which may be by facsimile or email), in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder; provided, that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, this Warrant is surrendered to the Company by the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice. Within one (1) Trading Day following the date of exercise as aforesaid, the Holder shall deliver the Aggregate Exercise Price for the shares specified in the applicable Exercise Notice by wire transfer or cashier’s check drawn on a United States bank. No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required, except as may be required by the Company. On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by email or facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder. The Company shall deliver any objection to the Exercise Notice on or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice. In the event of any discrepancy or dispute, the records of the Company shall be controlling and determinative in the absence of manifest error. On or before the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the date on which the Holder has delivered to the Company a duly completed and executed Exercise Notice (the “Share Delivery Date”) and the Aggregate Exercise Price, the Company shall, upon the request of the Holder, issue and register such aggregate number of Ordinary Shares to which the Holder is entitled pursuant to such exercise in book-entry form in the name of such Holder thereof in accordance with the instructions delivered to the Transfer Agent by the Company. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Principal Market with respect to the Ordinary Shares as in effect on the date of delivery of the Exercise Notice.

1 NTD: Insert date that is 24 months after issuance date.

If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than ten (10) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any book-entry accounts for Warrant Shares or Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

If the Company shall fail for any reason or for no reason to register Warrant Shares in the Holder’s account for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant, then the Holder shall be entitled, but not required, to rescind the applicable previously submitted Exercise Notice and the Company shall return all consideration paid by Holder for such shares upon such rescission. Notwithstanding anything herein to the contrary, the Company shall not be required to make any cash payments to the Holder in lieu of issuance of the Warrant Shares.

(b)            Exercise Price. For purposes of this Warrant, “Exercise Price” means $1.116 per Warrant Share, subject to adjustment as provided herein.

(c)            Limitations on Exercises. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Holder (together with such Holder’s affiliates and any other Persons acting as a group together) would beneficially own in excess of [4.99%][9.99%][19.99%] (the “Maximum Percentage”) of the Ordinary Shares outstanding immediately prior to or after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Person and its affiliates shall include the number of Ordinary Shares issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude Ordinary Shares which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Warrant, in determining the number of outstanding Ordinary Shares, the Holder may rely on the number of outstanding Ordinary Shares as reflected in (x) the Company’s most recent Form 20-F or other public filing with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company setting forth the number of Ordinary Shares outstanding. For any reason at any time, upon the written or oral request of the Holder, where such request indicates that it is being made pursuant to this Warrant, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding Ordinary Shares was reported; the number of outstanding Ordinary Shares shall not give effect to the conversion or exercise of securities of the Company by any Person other than the Holder or the Holder’s affiliates. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Warrants. For purposes of clarity, the Ordinary Shares issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Securities Exchange Act of 1934, as amended. The limitations set forth in this Section 1(c) shall not apply to exercises of this Warrant that occur prior to and expressly in connection with the Company’s consummation of a Fundamental Transaction.

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(d)            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

2.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)            Adjustment upon Subdivision or Combination of Ordinary Shares. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its Ordinary Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its Ordinary Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)            Par Value. Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Ordinary Shares.

3.             RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Ordinary Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)            any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Ordinary Shares entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the Ordinary Shares on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one Ordinary Shares, and (ii) the denominator shall be the Weighted Average Price of the Ordinary Shares on the Trading Day immediately preceding such record date; and

(b)            the number of Warrant Shares shall be increased to a number of shares equal to the number of Ordinary Shares issuable upon conversion of the Warrant Shares immediately prior to the close of business on the record date fixed for the determination of holders of Ordinary Shares entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a).

4.              FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, the Company shall enter into or be party to a Fundamental Transaction, then the Company (or the successor entity) shall purchase this Warrant and all other outstanding Warrants from the Holders by paying to the Holders cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of each Warrant on the effective date of such Fundamental Transaction. For the sake of clarity, such calculation shall assume full exercisability of this Warrant (e.g. without regard to any limitations on the exercise of this Warrant).

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5.             RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times after the Issuance Date reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Ordinary Shares, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Ordinary Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder. The Company covenants that all Ordinary Shares so issuable and deliverable shall be, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, duly authorized, validly issued and fully paid and nonassessable. The Company will take all such actions as may be reasonably necessary to ensure that such Ordinary Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Ordinary Shares may be listed.

6.             WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.             REGISTRATION AND REISSUANCE OF WARRANTS.

(a)            Registration of Warrant. The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.

(b)            Transfer of Warrant. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company together with all applicable transfer taxes, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. The acceptance of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.

(c)            Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (which shall not include the posting of any bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

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(d)            Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional Ordinary Shares.

(e)            Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of Ordinary Shares underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

(f)            Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

8.             NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register. The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Ordinary Shares or (B) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, the Company will only be required to provide such information to the Holder if such information shall have been made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.             AMENDMENT AND WAIVER. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

10.            LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.            GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

12.            CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

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13.            DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email or facsimile within five (5) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five (5) Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Trading Days thereafter submit via email or facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than twenty (20) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect by more than 25%, in which case the expenses of the investment bank and accountant will be borne by the Holder.

14.            REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach. Notwithstanding the foregoing or anything else herein to the contrary, if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

15.            CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)            “ADSs” means the Company’s American Depositary Shares, each representing five Ordinary Shares.

(b)            “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to 100%.

(c)            “Bloomberg” means Bloomberg Financial Markets.

(d)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)            “Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (in which the Company is not the surviving corporation) another Person or the shareholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving Person immediately after such merger or consolidation, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination) or (B) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares.

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(f)            “Ordinary Shares” means (i) the Company’s ordinary shares, $0.0001 par value per share, and (ii) any share capital into which such Ordinary Shares shall have been changed or any share capital resulting from a reclassification of such Ordinary Shares.

(g)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(h)            “Principal Market” means (i) The Nasdaq Global Select Market, or (ii) if the Nasdaq Global Select Market is not the principal trading market for the ADSs, then the principal securities exchange or securities market on which the ADSs are then traded.

(i)            “Securities Act” means the Securities Act of 1933, as amended.

(j)            “Trading Day” means any day on which the ADSs are traded on the Principal Market.

(k)            “Warrant Shares” means that number of fully paid and nonassessable Ordinary Shares issuable upon exercise of the Warrant, as set forth opposite the Holder’s name on Schedule I to the Subscription Agreement, as such number may be adjusted in accordance with the terms of the Warrant.

(l)            “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. (formerly OTC Markets Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Ordinary Shares to be duly executed as of the Issuance Date set out above.

Gracell Biotechnologies inc.

By:

(Signature)

Name:

Title:

8

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THIS WARRANT TO PURCHASE Ordinary Shares

Gracell Biotechnologies INC.

The undersigned holder hereby exercises the right to purchase              Ordinary Shares (“Warrant Shares”) of Gracell Biotechnologies Inc., an exempted company with limited liability incorporated in the Cayman Islands (the “Company”), evidenced by the attached Warrant to Purchase Ordinary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.             Exercise Price. The Holder intends that payment of the Exercise Price shall be made as a cash exercise under Section 1(a).

2.             Cash Exercise. The Holder shall pay the sum of $           to the Company in accordance with the terms of the Warrant.

3.             Delivery of Warrant Shares. The Company shall deliver to the holder            Warrant Shares in accordance with the terms of the Warrant.

DATED:

(Signature must conform in all respects

to name of the Holder as specified on

the face of the Warrant)

Registered Holder

Address:

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